THE ALGER FUNDS
Alger 35 Fund
(the “Fund”)
Supplement dated May 12, 2021 to the
Prospectus for Class P Shares of the Fund dated March 1, 2021, as amended and supplemented to date
Effective as of the close of business on May 7, 2021, Class P Shares of the Fund were reclassified as Class Z Shares of the Fund. Therefore, effective immediately, the following changes are made to the Fund’s prospectus for Class P Shares (the “Prospectus”):
All references to “Class P” in the sections of the Prospectus entitled “Summary Sections—Alger 35 Fund” and “Hypothetical Investment and Expense Information” are replaced with “Class Z.”
The first paragraph in the section of the Prospectus entitled “Summary Sections—Alger 35 Fund—Performance” is deleted in its entirety and replaced with the following:
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Effective upon the close of business May 7, 2021, Class P shares of the Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website
www.alger.com
.
The section of the Prospectus entitled “Summary Sections—Alger 35 Fund—Shareholder Information—Purchasing and Redeeming Fund Shares” is deleted in its entirety and replaced with the following:
The Fund’s Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified
deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions, for each Fund made available for the plan. The waiver is generally not available to non-retirement
accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans. The minimum initial investment may also be waived for direct shareholders investing through an intermediary with aggregate assets of $125 million or more invested in the family of funds advised by the Manager.
Investors may purchase or redeem Fund shares on any business day through a financial intermediary or directly with the Fund’s transfer agent.
The first paragraph in the section of the Prospectus entitled “Shareholder Information—Classes of Shares” is deleted in its entirety, with respect to the Fund only, and replaced with the following:
Alger 35 Fund offers two classes of shares (Class Z and
Class P-2
Shares).
Class P-2
and Z Shares are offered by this Prospectus.
S-TAF-Instl. 51221